                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) October 25, 1995



                              Manville Corporation
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             (Exact Name of Registrant as Specified in its Charter)



     Delaware                       1-8247                        84-0856796
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(State or Other                   (Commission                   (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)



717 17th Street, Denver, Colorado                                   80202
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code (303) 978-2000



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

                 On October 26, 1995 Manville Corporation ("Manville") announced that its 81.5% owned subsidiary, Riverwood International Corporation ("Riverwood") entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 25, 1995, with CDRO Holding Corporation ("Parent") and CDRO Acquisition Corporation (the "Purchaser"). Based on the merger price of $20.25 per share of Riverwood Common Stock, Manville would receive gross proceeds from the merger of Manville of approximately $1.1 billion for its Riverwood investment.

                 Manville also announced that it has entered into a Profit Sharing Exchange Agreement, dated as of October 25, 1995, (the "Exchange Agreement") with Manville Personal Injury Settlement Trust (the "PI Trust") pursuant to which, among other things, the PI Trust would agree to eliminate its right to receive annually 20% of Manville's adjusted net earnings, certain rights to receive a portion of unutilized proceeds from certain asset sales and certain affirmative and negative covenants binding on Manville, in exchange for (the "Exchange") the issuance by Manville to the PI Trust of shares of Manville common stock, par value $.01 per share (the "Manville Common Stock") in an amount representing 20% of the Common Stock of Manville assuming exercise of all outstanding options and warrants and after giving effect to the Exchange. It is contemplated that the Exchange would take place in connection with a pro rata dividend to all stockholders of the net proceeds to Manville from the Riverwood merger. Under the Exchange Agreement before paying any dividend, Manville may elect to apply a portion of the proceeds of a Riverwood disposition to the redemption of all or part of its outstanding Cumulative Preference Stock, Series B having an aggregate liquidation preference of approximately $231 million plus accrued dividends and its outstanding $26 million of 9% Sinking Fund Debentures. The closing of the transactions contemplated under the Exchange Agreement is subject to the satisfaction or waiver of a number of conditions. Manville's obligation to declare and pay a dividend is also subject to a number of conditions.

                 Manville also announced that it has entered into a Voting and Indemnification Agreement, dated as of October 25, 1995 with Parent and the Purchaser (the "Voting and Indemnification Agreement"). Pursuant to the Voting and Indemnification Agreement, Manville has agreed that until the earliest of
(A) the effective time of the merger under the Merger Agreement, (B) the date on which the Merger Agreement is terminated in accordance with its terms or (C) March 31, 1996, (i) subject to receipt of stockholder approval and certain other conditions, Manville will vote its shares of Riverwood Common Stock in favor of the approval and adoption of the Merger

Agreement, and approval of the Merger and the other transactions contemplated thereby and (ii) against certain acquisition transactions for Riverwood or certain other proposed corporate actions of Riverwood; unless the Manville Board of Directors determines in its good faith, reasonable judgment, after consultation with its counsel, that voting as described above could reasonably be expected to constitute a breach of the Board's fiduciary duties under applicable law. The Voting and Indemnification Agreement also provides that, subject to certain limitations, Manville will provide certain indemnities to Parent and the Purchaser against losses resulting from or arising out of any breach of or inaccuracy in certain representations or warranties of Riverwood set forth in the Merger Agreement. Notwithstanding the foregoing,
(i) Manville will not be required to indemnify unless and until the aggregate amount of all losses exceeds $20,000,000 and then only to the extent the losses exceed $20,000,000; (ii) the obligation to indemnify is limited to an amount equal to 80% of the amount of losses in excess of $20,000,000; and
(iii) the aggregate liability of Manville for indemnification will not exceed $100,000,000.

                 Manville, Riverwood, Parent and the Purchaser have also entered into a Tax Matters Agreement, dated as of October 25, 1995, relating to certain United States federal, state and local, and foreign, taxation matters, effective upon the effectiveness of the proposed merger.

                 The Exchange Agreement, the Voting and Indemnification Agreement, the Tax Matters Agreement, the Merger Agreement and the press release issued by Manville in connection therewith are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 99.1, respectively, and are incorporated herein by reference. The descriptions of the Exchange Agreement, the Voting and Indemnification Agreement and the Tax Matters Agreement set forth above do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements. The Exchange Agreement also provides for the execution of the Second Amended and Restated Supplemental Agreement between Manville and the PI Trust and the Ninth Amendment to the Manville Personal Injury Settlement Trust Agreement. The forms of Second Amendment and the Ninth Amendment are attached as Exhibits A and B, respectively, to the Exchange Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.  Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.


Exhibit
Number           Description
-------          -----------
10.1             Profit Sharing Exchange Agreement dated October 25, 1995, between Manville Corporation and Manville
                 Personal Injury Settlement Trust (including exhibits thereto).

10.2             Voting and Indemnification Agreement, dated as of October 25, 2995, by and among Manville Corporation,
                 CDRO Holding Corporation and CDRO Acquisition Corporation.

10.3             Tax Matters Agreement, dated as of October 25, 1995, by and among Manville Corporation, Riverwood
                 International Corporation, CDRO Holding Corporation and CDRO Acquisition Corporation.

10.4             Agreement and Plan of Merger, dated as of October 25, 1995, by and among Riverwood International
                 Corporation, CDRO Holding Corporation and CDRO Acquisition Corporation.

99.1             Press Release issued by the Company on October 26, 1995.

                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   Manville Corporation



                                                   By: /s/ RICHARD B. VON WALD
                                                      -------------------------
                                                      Richard B. Von Wald
                                                      Senior Vice President,
                                                        General Counsel and
                                                        Secretary

Dated:  October 31, 1995

                                 EXHIBIT INDEX



Exhibit
Number           Description
-------          -----------
10.1             Profit Sharing Exchange Agreement dated October 25, 1995, between Manville Corporation and Manville
                 Personal Injury Settlement Trust (including exhibits thereto).

10.2             Voting and Indemnification Agreement, dated as of October 25, 2995, by and among Manville Corporation,
                 CDRO Holding Corporation and CDRO Acquisition Corporation.

10.3             Tax Matters Agreement, dated as of October 25, 1995, by and among Manville Corporation, Riverwood
                 International Corporation, CDRO Holding Corporation and CDRO Acquisition Corporation.

10.4             Agreement and Plan of Merger, dated as of October 25, 1995, by and among Riverwood International
                 Corporation, CDRO Holding Corporation and CDRO Acquisition Corporation.

99.1             Press Release issued by the Company on October 26, 1995.